Exhibit 99.1

NEWS RELEASE

CONTACT:	Patrick Scanlon, Senior Vice President, Finance Division Head
Penseco Financial Services Corporation
(570) 346-7741

FOR RELEASE:	12:00 P.M. Eastern Time: April 29, 2011

Penseco Financial Services Corporation Reports Earnings as of March 31, 2011

SCRANTON, PA, April 29, 2011 — Penseco Financial Services Corporation (OTC Bulletin Board: PFNS) (the “Company”), the Scranton, Pennsylvania based financial holding company of Penn Security Bank & Trust Company, reported net income for the three months ended March 31, 2011 of $2,769,000 or $0.85 per weighted average share compared with $2,981,000 or $0.91 per weighted average share from the year ago period, a decrease of $212,000 or 7.1%. Pre-provision net interest income decreased $308,000 or 3.6%. Net interest income, after provision for loan losses, decreased $349,000 or 4.3% during the 2011 period, partly due to a $41,000 increase in the provision for loan losses and a decrease in total interest income of $517,000 or 4.9%, partially offset by reduced interest expense of $209,000 or 9.9% from lower funding costs. The decrease in total interest income was primarily attributable to decreases in interest and fees on loans and interest and dividends on investments, due to weak loan demand and investment cash flows being reinvested into historically low short-term yields.

Net income from core operations, which excludes the reversal of a contingent liability recorded in connection with our acquisition of Old Forge Bank in April 2009, decreased $542,000 for the three months ended March 31, 2011 to $2,439,000 compared to $2,981,000 for the same period in 2010. Net income from core operations is a non-GAAP measure of net income. A reconciliation of the net income from core operations and disclosure of the non-GAAP return on assets, return on equity and dividend payout ratio derived from that measure are described in the non-GAAP reconciliation included in this press release.

Non-Interest Income

Total non-interest income increased $593,000, or 21.9%, to $3,304,000 for the three months ended March 31, 2011, compared with $2,711,000 for the same period in 2010. Service charges on deposit accounts decreased $60,000, or 11.3%, primarily due to decreased overdraft activity. Merchant transaction income increased $48,000, or 4.0%, due to the increased volume of merchant transactions primarily from new business. Brokerage fee income decreased $14,000, or 20.0%, mostly due to a lower volume of investor activity. Other fee income increased $28,000, or 8.0%, mainly due to increased debit card discounts of $27,000 related to the increased number of new accounts and organic growth. Other operating income increased $569,000 largely due to the reversal of a contingent liability of $500,000 recorded in connection with the Old Forge Bank acquisition and gains on the sale of low-yielding long-term fixed rate real estate loans of $48,000. Realized gains (losses) on securities, net, increased $6,000 as a result of investment securities being called.

Non-Interest Expenses

Total non-interest expenses increased $413,000, or 5.9%, to $7,450,000 for the three months ended March 31, 2011 compared with $7,037,000 for the same period in 2010. Salaries and employee benefits expense increased $352,000, or 11.1%, due primarily to merit increases in salaries of existing personnel and increased staffing for loan production and monitoring asset quality. Expense of premises and fixed assets increased $71,000 or 7.5% largely due to increased occupancy expenses and additional depreciation from branch renovations. Merchant transaction expenses increased $22,000 or 2.7% due to the increased volume of merchant transactions. FDIC insurance assessments decreased $24,000 or 9.0% in 2011.

Asset Quality

The Company maintains an allowance for loan losses which reflects management’s analysis of probable loan losses, as determined in accordance with the Company’s allowance for loan losses methodology. The ratio of the allowance for loan losses to total loans was 1.11% and 1.07% as of March 31, 2011 and 2010, respectively.

Non-accrual loans equaled $4,933,000, or 0.81%, of loans at March 31, 2011, an increase of $899,000, or 22.3%, from $4,034,000, at December 31, 2010. There were no commitments to lend additional funds to borrowers whose loans are in non-accrual status.

Net loan charge-offs amounted to $69,000, or 0.01%, of average outstanding loans for the three months ended March 31, 2011, compared to $128,000, or 0.02%, of average loans outstanding for the three months ended March 31, 2010.

As of March 31, 2011, the Company had total impaired loans of $5,396,000. Management performed an evaluation of expected future cash flows, including the anticipated cash flow from the sale of collateral, and compared that to the carrying amount of the impaired loans. Based on these evaluations, the Company determined that a reserve of $1,426,000, included in the allowance for loan losses, was required against impaired loans at March 31, 2011.

Income Tax Expense

Applicable income taxes increased $43,000 or 5.3% due to higher taxable income for the three months ended March 31, 2011.

PENSECO FINANCIAL SERVICES CORPORATION

FINANCIAL HIGHLIGHTS

(unaudited)

(in thousands, except per share amounts based on weighted average shares outstanding in each period)

	March 31, 2011	March 31, 2010	Inc / (Dec) $	% Change
	Three Months Ended
PERFORMANCE RATIOS
Return on Average Assets	1.21%	1.35%		-10.37%
Return on Average Equity	8.96%	10.04%		-10.76%
Net Interest Margin (1)	3.87%	4.19%		-7.64%
Efficiency Ratio (2)	64.36%	62.22%		3.44%

STOCKHOLDERS’ VALUE
Net Income	$2,769	$2,981	$(212)	-7.11%
Earnings per share	0.85	0.91	(0.06)	-6.59%
Dividends Per Share	0.42	0.42	—	—
Book Value Per Share	37.63	36.35	1.28	3.52%
Market Value Per Share	37.00	34.10	2.90	8.50%
Market Value/Book Value	98.33%	93.81%		4.82%
Price Earnings Multiple	10.88x	9.37x		16.12%
Dividend Payout Ratio	49.41%	46.15%		7.06%
Dividend Yield	4.54%	4.93%		-7.91%

SAFETY AND SOUNDNESS
Stockholders’ Equity/Assets	13.48%	13.49%		-0.07%
Total Capital/Risk Weighted Assets	16.88%	17.16%		-1.63%
Tier 1 Capital/Risk Weighted Assets	15.70%	16.01%		-1.94%
Tier 1 Capital/Average Assets	10.59%	10.59%		—
Non-performing Assets/Total Assets	0.64%	0.36%		77.78%
Non-performing loans to period end loans	0.81%	0.38%		113.16%
Allowance for loan losses to period end loans	1.11%	1.07%		3.74%

BALANCE SHEET HIGHLIGHTS
Total Assets	$914,257	$882,828	$31,429	3.56%
Total Investments	208,564	191,686	16,878	8.81%
Net Loans	604,221	598,315	5,906	0.99%
Allowance for Loan Losses	6,800	6,500	300	4.62%
Total Deposits	700,481	648,527	51,954	8.01%
Stockholders’ Equity	123,275	119,092	4,183	3.51%

(1)	The net interest margin is equal to tax equivalent net interest income divided by average interest earning assets. In order to make pre-tax income on tax-exempt investments comparable to taxable investments and loans, a tax equivalent adjustment is made to interest income. This adjustment increased interest income by $447 and $587 for the three months ended March 31, 2011 and 2010, respectively. The Company believes that the tax equivalent presentation is consistent with industry practice. Although the Company believes that these financial measures enhance investors’ understanding of our business and performance, these measures should not be considered an alternative to GAAP.
(2)	The efficiency ratio is equal to non-interest expenses, excluding amortization of core deposit intangible expense, divided by the sum of net interest income and non-interest income. Amortization of core deposit intangible expense is included in other operating expenses, and was $83 and $92 for the three months ended March 31, 2011 and 2010, respectively.

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands, except per share amounts)

	March 31, 2011	March 31, 2010
ASSETS

Cash and due from banks	$9,710	$12,781
Interest bearing balances with banks	15,824	2,161
Federal funds sold	—	—

Cash and Cash Equivalents	25,534	14,942
Investment securities:
Available-for-sale, at fair value	169,844	148,500
Held-to-maturity (fair value of $40,036 and $45,289, respectively)	38,720	43,186

Total Investment Securities	208,564	191,686
Loans, net of unearned income	611,021	604,815
Less: Allowance for loan losses	6,800	6,500

Loans, Net	604,221	598,315

Bank premises and equipment	13,391	12,701
Other real estate owned	883	1,058
Accrued interest receivable	3,422	3,867
Goodwill	26,398	26,398
Cash surrender value of life insurance	15,500	14,514
Federal Home Loan Bank stock	5,778	6,402
Other assets	10,566	12,945

Total Assets	$914,257	$882,828

LIABILITIES

Deposits:
Non-interest bearing	$113,551	$109,524
Interest bearing	586,930	539,003

Total Deposits	700,481	648,527
Other borrowed funds:
Repurchase agreements	19,942	19,195
Short-term borrowings	508	25,988
Long-term borrowings	64,711	63,291
Accrued interest payable	1,106	1,300
Other liabilities	4,234	5,435

Total Liabilities	790,982	763,736

STOCKHOLDERS’ EQUITY

Common stock; $ .01 par value, 15,000,000 shares authorized, 3,276,079 shares issued and outstanding	33	33
Surplus	48,865	48,865
Retained earnings	75,697	69,691
Accumulated other comprehensive income	(1,320)	503

Total Stockholders’ Equity	123,275	119,092

Total Liabilities and Stockholders’ Equity	$914,257	$882,828

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2011	2010
INTEREST INCOME
Interest and fees on loans	$8,342	$8,686
Interest and dividends on investments:
U.S. Treasury securities and U.S. Agency obligations	815	719
States & political subdivisions	867	1,139
Other securities	14	11
Interest on Federal funds sold	—	—
Interest on balances with banks	2	2

Total Interest Income	10,040	10,557

INTEREST EXPENSE
Interest on time deposits of $100,000 or more	370	433
Interest on other deposits	892	974
Interest on other borrowed funds	635	699

Total Interest Expense	1,897	2,106

Net Interest Income	8,143	8,451
Provision for loan losses	369	328

Net Interest Income After Provision for Loan Losses	7,774	8,123

NON-INTEREST INCOME
Trust department income	398	380
Service charges on deposit accounts	472	532
Merchant transaction income	1,242	1,194
Brokerage fee income	56	70
Other fee income	378	350
Bank-owned life insurance income	120	122
Other operating income	630	61
Realized gains (losses) on securities, net	8	2

Total Non-Interest Income	3,304	2,711

NON-INTEREST EXPENSES
Salaries and employee benefits	3,525	3,173
Expense of premises and fixed assets	1,021	950
Merchant transaction expenses	833	811
FDIC insurance assessments	242	266
Other operating expenses	1,829	1,837

Total Non-Interest Expenses	7,450	7,037

Income before income taxes	3,628	3,797
Applicable income taxes	859	816

Net Income	$2,769	$2,981

Weighted average shares outstanding	3,276,079	3,276,079
Earnings per Common Share	$0.85	$0.91
Cash Dividends Declared Per Common Share	$0.42	$0.42

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

THREE MONTHS ENDED MARCH 31, 2011 AND 2010

(unaudited)

(in thousands, except per share amounts)

	Common Stock	Surplus	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholders’ Equity
Balance, December 31, 2009	$33	$48,865	$68,086	$413	$117,397

Comprehensive income:
Net income	—	—	2,981	—	2,981
Other comprehensive income, net of tax
Unrealized gains on securities, net of reclassification adjustment	—	—	—	90	90

Other comprehensive income				90	90

Comprehensive income					3,071

Cash dividends declared ($0.42 per share)	—	—	(1,376)	—	(1,376)

Balance, March 31, 2010	$33	$48,865	$69,691	$503	$119,092

Balance, December 31, 2010	$33	$48,865	$74,304	$(1,280)	$121,922

Comprehensive income:
Net income	—	—	2,769	—	2,769
Other comprehensive income, net of tax
Unrealized losses on securities, net of reclassification adjustment	—	—	—	(40)	(40)

Other comprehensive income				(40)	(40)

Comprehensive income					2,729

Cash dividends declared ($0.42 per share)	—	—	(1,376)	—	(1,376)

Balance, March 31, 2011	$33	$48,865	$75,697	$(1,320)	$123,275

About Penseco Financial Services Corporation

Penseco Financial Services Corporation, through its subsidiary Penn Security Bank & Trust Company, operates twelve offices in Lackawanna, Luzerne, Wayne and Monroe counties. The Company’s stock is quoted on the OTC Bulletin Board, under the symbol, “PFNS”.

Safe Harbor Forward-Looking Statements

This press release, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by management of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential”. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.

The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time. The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Non-GAAP Financial Measures

Core Earnings Calculation

Certain financial measures reported in this press release exclude the effect of the reversal of a contingent liability recorded in the acquisition of Old Forge Bank on April 1, 2009. Management of the Company believes that investors’ understanding of the Company’s performance is enhanced by disclosing these non-GAAP financial measures as a reasonable basis for comparison of the Company’s ongoing results of operations. These non-GAAP measures should not be considered a substitute for GAAP-basis measures and results. Our non-GAAP measures may not be comparable to non-GAAP measures of other companies. The non-GAAP reconciliation provides a disclosure of these non-GAAP financial measures to the most closely analogous measure determined in accordance with GAAP.

The following table presents the reconciliation of non-GAAP financial measures to reported GAAP financial measures.

	Three Months Ended March 31,
	2011	2010	Change
Net interest income after provision for loan losses	$7,774	$8,123	$(349)
Non-interest income	3,304	2,711	593
Non-interest expense	(7,450)	(7,037)	(413)
Income tax (provision) benefit	(859)	(816)	(43)

Net income	2,769	2,981	(212)
Adjustments
Non-interest income
Reversal of a contingent liability	(500)	—	(500)

Total Adjustments pre-tax	(500)	—	(500)
Income tax provision (benefit)	170	—	170

After tax adjustments to GAAP	(330)	—	(330)

Adjusted “net income from core operations”	$2,439	$2,981	$(542)

Adjusted Return on Average Assets	1.07%	1.35%
Adjusted Return on Average Equity	7.89%	10.04%
Adjusted Dividend Payout Ratio	56.76%	46.15%

Return on average equity (ROE) and return on average assets (ROA) for the three months ended March 31, 2011 was 8.96% (7.89% excluding the reversal of a contingent liability) and 1.21% (1.07% excluding the reversal of a contingent liability), respectively. ROE was 10.04% and ROA was 1.35% for the same period last year. The dividend payout ratio was 49.41% (56.76% excluding the reversal of a contingent liability) for the three months ended March 31, 2011 and 46.15% for the same period last year.

The following table presents a reconciliation of tangible assets / tangible equity.

	March 31, 2011		March 31, 2010
Tangible Assets
Total Assets		$914,257		$882,828
Less:
Goodwill	26,398		26,398
Core Deposit Intangible	1,327		1,658

		27,725		28,056

Tangible Assets		$886,532		$854,772

Tangible Equity
Total Equity		$123,275		$119,092
Less:
Goodwill	26,398		26,398
Core Deposit Intangible	1,327		1,658

		27,725		28,056

Tangible Equity		$95,550		$91,036

Tangible Equity / Tangible Assets		10.78%		10.65%

Tangible Book Value Per Share		$29.17		$27.79

Market Value / Tangible Book Value		126.84%		122.71%

Management believes that tangible assets, tangible equity, and the related ratios of tangible equity to tangible assets, tangible book value per share, and market value to tangible book value, are useful to investors in evaluating the Company’s results of operations and financial condition. Our intangible assets, namely goodwill and the core deposit intangible, are the result of our accounting for the Old Forge Bank merger, and we would not be able to sell those assets separately from all other assets of the business. Tangible equity and tangible book value per share are used generally as conservative measures of net worth, approximating liquidation value.